EXHIBIT 10.03


PREPARED BY AND
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AFTER RECORDING RETURN TO:
--------------------------
Charles H. Moses, III
Moses & Moses PC
3500 Blue Lake Drive, Suite 495
Birmingham, AL 35243-1238
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MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as the same may be amended, restated, extended, supplemented or otherwise modified from time to time, the "Mortgage"), is made as of the
                                              --------                     -----
day of May, 2006, by Deer Valley Homebuilders, Inc., an Alabama corporation, having its principal place of business at 205 Carriage Street, Guin, Alabama 35563 referred to herein as "Borrower"; and Fifth Third Bank, an Ohio banking
                                --------
corporation, having a place of business at 38 Fountain Square Plaza, MD 109058, Cincinnati, Ohio 45263, together with its successors, assigns and transferees ("Lender").
  ------

                              W I T N E S S E T H:

     To secure the payment of an indebtedness in the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), lawful money of the United States of America, to be paid with interest, with the balance of the indebtedness, if not sooner paid, due and payable on May 22, 2011 (the "Maturity Date"), according to
                                                   -------------
that certain variable rate Note in the amount of $2,000,000.00 dated of even date hereof made by Borrower to Lender, as lender, (together with all extensions, renewals or modifications thereof, being hereinafter called the "Note"), as also evidenced and secured by a Loan Agreement of even date hereof
-----
(the "Loan Agreement") and all other sums due hereunder, or otherwise due under the Loan Documents (as defined in the Loan Agreement) (said indebtedness, interest and all sums due hereunder and under the Note and any other Loan Documents being collectively called the "Debt"), and of that certain Guaranty of
                                         ----
the  Debt  dated  of  even  date  hereof  made  by  Cytation  Corporation and by
DeerValley Acquisitions Corp., jointly and severally (collectively the "Guarantors") to Lender, and all of the agreements, covenants, conditions, warranties, representations and other obligations made or undertaken by Borrower or any other person or entity to Lender or others as set forth in the Loan Documents (collectively, including the Debt, the "Obligations"), Borrower has
                                                     -----------
irrevocably bargained, granted, sold, given and assigned, and does hereby irrevocably bargain, sell, give, grant and assign unto Lender, the real property described in Exhibit A attached hereto (the "Premises"), and the buildings,
               ----------                         --------
structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements"), including, without limitation, all right, title and interest of
 ------------
the Borrower, as owner or landlord and otherwise, in, to and under any lease thereof;

     The Premises consist of the real property located in Lamar County and Marion County. The Lamar County real property has a value of $687,000.00 and the Marion County real property has a value of $1,313,000.00.

     TOGETHER WITH: all right, title, interest and estate of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises and the Improvements together with the following property, rights, interests and estates being hereinafter described are collectively referred to herein as the "Property"):
                                --------

     (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, courtesy and rights of courtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

     (b) all machinery, equipment, fixtures (including but not limited to all heating, ventilation, air conditioning, plumbing, lighting, communications and elevator fixtures) and other personal property of every kind and nature, whether tangible or intangible, whatsoever owned by Borrower, or in which
Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and primarily for use in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and primarily for use in connection with the present or future operation, enjoyment and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), including the proceeds of any
                                      ---------
sale or transfer of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code")
                                                       -----------------------
superior in lien to the lien of this Mortgage, provided, however, that nothing in the foregoing of this subparagraph (b) shall be construed to grant any right, title, interest and estate to Lender in and to any property, rights, interests and estates, now owned or hereafter acquired by Borrower in any tangible or intangible assets of the Borrower, including, without limitation, any contracts, inventory, accounts, escrows, reserves, software, franchises, trade names, trademarks, machinery, or equipment, used in the normal course of Borrower's business and trade activities and not primarily related to the use and occupancy of the Premises and the Improvements as set forth above;

     (c) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain or condemnation (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Property;

     (d) all leases and subleases (including, without limitation, all guarantees, letter of credit rights and other supporting obligations in respect thereof) and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises and the Improvements, including any extensions, renewals, modifications or amendments thereof (the "Leases") and all
                                                                ------
rents, rent equivalents (including room revenues, if applicable), moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts (including deposit accounts), cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid or paid or payable to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts (including deposit accounts), cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid or paid or payable to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements thereunder (the "Rents"), together with all proceeds from the sale
                               -----
or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

     (e) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property or any part thereof;

     (f) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property or any part thereof;

     (g) all books, records, plans, specifications, designs, drawings, permits, consents, licenses, franchises, management agreements, contracts, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Property), approvals, actions, refunds or real estate taxes and assessments (and any other governmental impositions related to the Property), and causes of action that now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, management, improvement, alteration, repair, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon;

     (h) any and all proceeds and products of any of the foregoing and any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Debt and the performance of Borrower's obligations under the Loan Documents, including (without limitation) any other escrows set forth in the Loan Documents; and

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

          (i) all rights which Borrower now has or may hereafter acquire, to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, attorneys' and paralegals' fees and disbursements) relating to the Property or any part thereof.

     TO  HAVE  AND  TO  HOLD  such  portion  of  the above granted and described
Property constituting real property unto and to the use and benefit of Lender and the successors and assigns of Lender, forever and such portion of the above granted and described Property constituting personal property unto and for the use and benefit of Lender, and the successors and assigns of Lender, forever;

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the full amount of the Debt at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note in a timely manner, these presents and the estate hereby granted shall cease, terminate and be null and void, and the Property shall be revested in Borrower according to the provisions of law;

     AND Borrower represents and warrants to and covenants and agrees with Lender as follows:

1.     Payment  of  Debt  and  Incorporation  of  Covenants,  Conditions  and
       ----------------------------------------------------------------------
Agreements.  Borrower  shall pay the Debt at the time and in the manner provided
----------
in the Note and in this Mortgage. Borrower will duly and punctually perform all of the covenants, conditions and agreements contained in the Note, this Mortgage and the other Loan Documents all of which covenants, conditions and agreements are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

2.     Warranty  of  Title.  The  Borrower  warrants that the Borrower has good,
       -------------------
marketable and insurable title to the Property, subject to the Permitted Encumbrances (defined below), and has the right to give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge and assign the same. The Borrower warrants that the Borrower possesses an unencumbered fee estate in the Premises and the Improvements, subject to the Permitted Encumbrances. Borrower warrants that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Mortgage ("Permitted Encumbrances"). Borrower
                                           ------------------------
represents and warrants that no tenant, subtenant or other person has any outstanding exercisable rights with respect to the purchase or sale of any portion of the Property, including, without limitation, any right of first offer or refusal or purchase option. Borrower represents and warrants that none of the Permitted Encumbrances will materially and adversely affect (i) Borrower's ability to pay in full the Debt, (ii) the use of the Property for the use currently being made thereof, (iii) the operation of the Property, or (iv) the value of the Property. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

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

3.     Insurance.  (a)  Borrower,  at  its  sole cost and expense, will keep the
       ---------
Property insured during the entire term of this Mortgage for the mutual benefit of Borrower and Lender against loss or damage by fire, lightning, wind and such other perils as are included in a standard "all-risk" or "special causes of loss" form and against loss or damage by all other risks and hazards covered by a standard extended coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount equal to the greatest of (i) the then full replacement cost of the Improvements and Equipment, without deduction for physical depreciation, (ii) the outstanding principal balance of the Loan (as such term is defined in the Note), and (iii) such amount that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this section shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation and an "Agreed Amount Endorsement". The policies shall have a deductible no greater than $25,000.00 unless agreed to by Lender. The policies of insurance required to be obtained and maintained pursuant to this Mortgage are collectively referred to herein as the "Policies," and each individual insurance policy is
                              --------
referred  to  herein  as  a  "Policy."
                              ------

     (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Mortgage the following Policies:

          (i) Flood insurance if any part of the Improvements (excluding any portion of the parking lot) are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994 (and any amendment or successor act thereto) in an amount at least equal to the amount of the lesser of (A) the full replacement cost of the Improvements and the Equipment within the parts of the Property so affected, (B) the outstanding principal amount of the Note or (C) the maximum limit of coverage available with respect to the Improvements and Equipment under said Act. Borrower hereby agrees to pay Lender such fees as may be permitted under applicable law for the costs incurred by Lender in determining, from time to time, whether the Property is then located within such area.

          (ii) Worker's Compensation Insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

          (iii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

      (c) All Policies (i) shall be issued by companies approved by Lender and licensed to do business in the state where the Property is located, with a claims paying ability rating of "AA" or better by Standard & Poor's Ratings Services and a rating of "A:IX" or better in the current Best's Insurance Reports; (ii) shall be maintained throughout the term of this Mortgage without cost to Lender; (iii) shall contain a Non-Contributory Standard Beneficiary Clause and a Lender's Loss Payable Endorsement, or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be assigned and the originals delivered to Lender (including certified copies of the Policies in effect on the date hereof within thirty (30) days after the closing of the Loan); (vi) shall contain such provisions as Lender reasonably deems necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification or cancellation;
(vii) shall be for a term of not less than one year, and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Upon demand therefor, Borrower shall reimburse Lender for all of Lender's (or its servicer's) reasonable costs and expenses incurred in obtaining any or all of the Policies or otherwise causing the compliance with the terms and provisions of this Section 3, including (without limitation) obtaining updated flood hazard
        ---------
certificates for any required flood hazard insurance and replacement of any so-called "forced placed" insurance coverages. Borrower shall pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable
                         ------------------
and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender (provided, however, that Borrower is not required to furnish such evidence of payment to Lender in the event that such Insurance Premiums have been paid by Lender pursuant to Section 5 hereof).
                                                              ---------
If Borrower does not furnish such evidence and receipts at least thirty (30) days prior to the expiration of any expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like. Borrower shall give Lender prompt written notice if Borrower receives from any insurer any written notification or threat of any actions or proceedings regarding the non-compliance or non-conformity of the Property with any insurance requirements. For purposes hereof, references to "Lender" shall also be deemed to include, without limitation, Lender's successors, assigns or other designees.

     (d) In the event of the entry of a judgment of foreclosure, sale of the Property by non-judicial foreclosure sale, or delivery of a deed in lieu of foreclosure, Lender hereby is authorized (without the consent of Borrower) to assign any and all Policies to the purchaser or transferee thereunder, or to take such other steps as Lender may deem advisable to cause the interest of such transferee or purchaser to be protected by any of the Policies without credit or allowance to Borrower for prepaid premiums thereon.

     (e) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (an "Insured Casualty"), Borrower shall give prompt
                                    -----------------
notice thereof to Lender and, notwithstanding whether the insurance proceeds are sufficient, Borrower shall promptly repair the Property with the insurance proceeds made available to it by Lender or the insurer so that the restored Property shall be at least of equal value to the outstanding Debt and of substantially the same character as prior to such damage, all to be effected in accordance with applicable law and plans and specifications approved in advance by Lender. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

     (f) In case of loss or damages covered by any of the Policies, the following provisions shall apply:

          (i) In the event of an Insured Casualty that does not exceed $100,000, Borrower may settle and adjust any claim without the consent of Lender and agree with the insurance company or companies on the amount to be paid upon the loss; provided that such adjustment is carried out in a competent and timely manner. In such case, Borrower is hereby authorized to collect and receipt for any such insurance proceeds.

          (ii) In the event an Insured Casualty shall exceed $100,000, then and in that event, Lender may settle and adjust any claim without the consent of Borrower and agree with the insurance company or companies on the amount to be paid on the loss and the proceeds of any such policy shall be due and payable solely to Lender and held in escrow by Lender in accordance with the terms of this Mortgage.

          (iii) In the event of any Insured Casualty, if (A) the loss is in an aggregate amount less than twenty percent (20%) of the original principal balance of the Note, and (B), in the reasonable judgment of Lender, the Property can be restored, within twelve (12) months after insurance proceeds are made available, to an economic unit not less valuable (including an assessment of the impact of the termination of any Leases due to such Insured Casualty) and not less useful than the same was prior to the Insured Casualty, and after such restoration will adequately secure the outstanding balance of the Debt, and such restoration can be completed on or before six (6) months prior to the Maturity Date of the Loan, and (C) no Event of Default (hereinafter defined) shall have occurred and be then continuing, then the proceeds of insurance shall be applied to pay Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to Insured Casualty, as provided for below; and Borrower hereby covenants and agrees forthwith to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding; provided, however, in any event Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such restoring, repairing, replacing or rebuilding in excess of the net proceeds of insurance made available pursuant to the terms hereof.

          (iv) Except as provided above, the proceeds of insurance collected upon any Insured Casualty shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to the Insured Casualty, in the manner set forth below. Any such application to the Debt shall not be considered a voluntary prepayment requiring payment of the prepayment consideration provided in the Note, and shall not reduce or postpone any payments otherwise required pursuant to the Note, other than the final payment on the Note.

          (v) In the event Borrower is entitled to reimbursement out of insurance proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (A) evidence reasonably satisfactory to it (which evidence may include inspection[s] of the work performed) that the restoration, repair, replacement and rebuilding covered by the disbursement has been completed in accordance with plans and specifications approved by Lender, (B) evidence reasonably satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding, (C) funds, or, at Lender's option, assurances reasonably satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed restoration, repair, replacement and rebuilding, and (D) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve; and Lender may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work. With respect to disbursements to be made by Lender: (A) no payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; (B) funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds; and (C) at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien and the costs described in subsection 3(vi) below. Any surplus which may remain out of insurance proceeds held by Lender after payment of such costs of restoration, repair, replacement or rebuilding may at Lender's discretion be applied to the reduction or discharge of the Debt whether or not then due and payable (such application to be without any prepayment consideration, except that if an Event of Default, or an event with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note), with the balance, if any, to be disbursed to Borrower. In no event shall Lender assume any duty or obligation for the adequacy, form or content of any such plans and specifications, nor for the performance, quality or workmanship of any restoration, repair, replacement and rebuilding.

          (vi) Notwithstanding anything to the contrary contained herein, the proceeds of insurance reimbursed to Borrower in accordance with the terms and provisions of this Mortgage shall be reduced by the reasonable costs (if any) incurred by Lender in the adjustment and collection thereof and by the reasonable costs incurred by Lender of paying out such proceeds (including, without limitation, reasonable attorneys' fees and costs paid to third parties for inspecting the restoration, repair, replacement and rebuilding and reviewing the plans and specifications therefor).

4.    Payment  of  Taxes  and  Other Charges. Subject to the provisions of
      --------------------------------------
Section  5  below,  Borrower  shall  pay all taxes, assessments, water rates and
----------
sewer rents, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes") and all ground rents, maintenance charges,
                              -----
other governmental impositions, and other charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other
                                                                           -----
Charges") as the same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property, and shall promptly pay for all utility services provided to the Property. Borrower shall furnish to Lender or its designee receipts for the payment of the Taxes, Other Charges and said utility services prior to the date the same shall become delinquent (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 5 hereof).
                      ----------

5.     Tax and Insurance Escrow Fund. In the event Borrower fails to make timely
       -----------------------------
payment  of  Taxes or Insurance Lender may require that Borrower make an initial deposit to the Tax and Insurance Escrow Fund, as hereinafter defined, in an amount which, when added to the monthly amounts to be deposited as specified below, will be sufficient in the reasonable estimation of Lender to satisfy the next due Taxes and Insurance Premiums, plus an additional amount equal to two
(2) monthly installments for each. Beginning on the date the first constant monthly payment is due under the Note, and on the eleventh day of each calendar month thereafter, Borrower shall, at the option of Lender or its designee, pay to Lender (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months, and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (said amounts in (a) and (b) above hereinafter called the "Tax and Insurance Escrow Fund"). Lender may, in its sole
                        -----------------------------
discretion, retain a third party tax consultant to obtain tax certificates or other evidence or estimates of tax due or to become due or to verify the payment of taxes and Borrower will promptly reimburse Lender for the reasonable cost of retaining any such third parties or obtaining such certificates. Any unpaid reimbursements for the aforesaid shall be added to the Debt. The Tax and Insurance Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Borrower hereby pledges to Lender any and all monies now or hereafter deposited in the Tax and Insurance Escrow Fund as additional security for the payment of the Debt. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3 and 4 hereof. In making any payment relating to
                      ----------     -
the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof.  If  the  amount  of the Tax and Insurance Escrow Fund shall exceed the amounts  due  for  Taxes  and  Insurance  Premiums  pursuant to Sections 3 and 4
                                                                ----------     -
hereof, Lender shall credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If at any time Lender determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the items set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Escrow Fund to the payment of the Debt in any order in its sole discretion. Until expended or applied as above provided, any amounts in the Tax and Insurance Escrow Fund shall constitute additional security for the Debt. Unless otherwise required by applicable law, the Tax and Insurance Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Unless otherwise required by applicable law, no earnings or interest on the Tax and Insurance Escrow Fund shall be payable to Borrower even if Lender or its servicer is paid a fee and/or receives interest or other income in connection with the deposit or placement of such fund (in which event such income shall be reported under Lender's or its servicer's tax identification number, as applicable). Upon payment of the Debt and performance by Borrower of all its obligations under this Mortgage and the other Loan Documents, any amounts remaining in the Tax and Insurance Escrow Fund shall be refunded to Borrower.

6.     Replacement  Reserve  Fund.  [intentionally  omitted]
       --------------------------

7.     Condemnation.  (a)  Borrower shall promptly give Lender written notice of
       ------------
the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and while any Event of Default exists to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Mortgage. Borrower shall make no compromise or settlement in connection with such proceeding without Lender's prior written consent, not to be unreasonably withheld. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, in this Mortgage and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Lender to the discharge of the Debt; provided, however, the occurrence of any taking by any public or quasi-public authority through eminent domain or otherwise shall not constitute an Event of Default. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Borrower shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Borrower, to be paid directly to Lender. Lender may apply any such award or payment to the reduction or discharge of the Debt whether or not then due and payable (such application to be without any prepayment consideration, except that if an Event of Default, or an event with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note). If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Debt.

     (b) Notwithstanding the provisions of subsection 7(a) above, in the event of a condemnation of less than all of the Property where: (i) no Event of Default shall have occurred and be continuing; (ii) the condemnation will not, in Lender's sole discretion, result in a material adverse effect to the use or operation of the Property, Borrower's ability to make payments hereunder, or the operating income from the Property; and (iii) the amount of any award or payment that is uncontested shall have been paid to Lender, then Lender and Borrower shall jointly make any such compromise or settlement hereunder, or otherwise adjudicate such claim, and such award or payment (less amounts payable to Lender for its costs and expenses incurred in connection therewith) shall be paid by Lender to Borrower in the same manner as provided by subsection 3(f)(v) above to restore the Property to an architecturally and functionally compatible condition, and the excess available upon completion of such restoration may at Lender's discretion be applied to the reduction or discharge of the Debt whether or not then due and payable (such application to be without any prepayment consideration, except that if an Event of Default, or an event with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note), with the balance, if any, to be disbursed to Borrower.

8.     Representations  and Covenants Concerning Loan. Borrower represents,
       ----------------------------------------------
warrants  and  covenants  as  follows:

     (a) Borrower shall comply with all of the terms and conditions of the Loan Documents and the Note.

     (b) Borrower will timely comply with all Financial Reporting requirements of the Loan Documents.

     (c) Neither Borrower, nor any of the Guarantors has been a debtor, and no property of any of them (including the Property) is property of the estate, in any voluntary or involuntary case under the Bankruptcy Code or under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect. No such party and no property of any of them is or has been under the possession or control of a receiver, trustee or other custodian. Neither Borrower or any of the Guarantors has made or will make any assignment for the benefit of creditors. No such assignment or bankruptcy or similar case or proceeding is now contemplated.

     (f) The representations and warranties contained in the Closing Certificate executed by Borrower in connection with the Note (which certificate constitutes one of the Loan Documents) are true and correct and Borrower shall observe the covenants contained therein.

9.     General  Covenants.  Borrower  represents, warrants and covenants as
       -------------------
follows  with  respect  to  such  Borrower:

     (a)  Borrower  owns  and  uses  the  Property  in  its  operations.

     (b) Borrower has not engaged and shall not engage in any business or activity, other than the current business of Borrower and such other businesses and activities reasonably related thereto, without the written consent of Lender, and Borrower has conducted and operated and will conduct and operate its business as presently conducted and operated on the Property.

     (c) Borrower has not made and shall not make any loans or advances to any third party, nor to Guarantors, any Affiliate or any other person, except in the ordinary course of business, without notice and prior written consent of Lender.

     (d) Borrower is and will remain solvent and Borrower will pay its debts from its assets as the same shall become due.

     (e) Borrower has done or caused to be done and will do all things necessary, to preserve its existence, and Borrower will not, nor will Borrower permit any of the Guarantors to amend, modify or otherwise change the articles of incorporation and bylaws or other organizational documents of Borrower or any of the Guarantors in a manner which would adversely affect Borrower's existence and operations, without the prior written consent of Lender.

     (f) Borrower has maintained and shall maintain financial statements, accounting records, books and records, bank accounts and other entity documents separate from those of its Affiliates and any constituent party of Borrower or any other person or entity, and Borrower shall maintain its books, records, resolutions and agreements as official records.

     (g) Borrower has been and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate, any constituent party of Borrower or any of the Guarantors), shall correct any known misunderstanding regarding its identity or status as a separate entity, has conducted and shall conduct business in its own name, has held and shall hold its assets in its own name, has maintained and shall maintain and utilize separate stationery, invoices and checks, has allocated and shall allocate fairly and reasonably any overhead for shared office space, and has not identified and shall not identify itself as a division or part of any Affiliate or other person, or any Affiliate or other person as a division or part of Borrower.

     (h) Borrower has preserved and kept and shall preserve and keep in full force and effect its existence, good standing and qualification to do business in the state in which the Property is located and Borrower has observed and will observe all corporate formalities, as applicable.

     (i) Borrower has maintained and shall maintain adequate capital and a sufficient number of employees for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Borrower will pay the salaries of its own employees.

     (j) Borrower nor any constituent party of Borrower has sought or shall seek or consent to the dissolution or winding up, in whole or in part, of Borrower, nor will Borrower merge with or be consolidated into any other entity or acquire by purchase or otherwise all or substantially all of the business assets of, or any stock of beneficial ownership of, any entity or participate in an UPREIT, DOWNREIT or similar transaction with a real estate investment trust or other entity.

     (k) Borrower has not and shall not commingle the funds and other assets of Borrower with those of any Affiliate, any of the Guarantors, any constituent party of Borrower or any other person, and Borrower has paid and will pay its own liabilities out of its own funds and assets, provided that nothing in the foregoing shall be construed to preclude inter-entity transfers between Borrower and the Guarantors, provide that such inter-entity transfers are properly documented and ascertainable by Lender's auditors.

     (l) Borrower has maintained and shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any constituent party of Borrower, Affiliate, Guarantors or any other person.

     (m) Borrower shall obtain and maintain in full force and effect, and abide by and satisfy the material terms and conditions of, all material permits, licenses, registrations and other authorizations with or granted by any governmental authorities that may be required from time to time with respect to the performance of its obligations under this Mortgage.

     (o) Borrower does not own and shall not own any subsidiary, or make any investment in any person or entity.

     (p) Borrower has not and shall not without the unanimous consent of all its directors file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

10.     Maintenance  of  the Property. Borrower shall cause the Property to
        -----------------------------
be operated and maintained in a good and safe condition and repair and in keeping with the condition and repair of properties of a similar use, value, age, nature and construction. Borrower shall not use, maintain or operate the Property in any manner which constitutes a public or private nuisance or which makes void, voidable, or cancelable, or increases the premium of, any insurance then in force with respect thereto. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment and tenant improvements performed in accordance with the terms of the Loan Documents) without the consent of Lender. Borrower shall promptly comply with all laws, orders and ordinances affecting the Property, or the use thereof. Borrower shall promptly repair, replace or rebuild any part of the
Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 7 hereof and shall complete and pay for any structure at any time
       ---------
in  the  process  of  construction  or  repair  on  the  Premises.

11.     (a)     Use of Property. Borrower shall not initiate, join in, acquiesce
                ---------------
in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof, nor shall Borrower initiate, join in, acquiesce in, or consent to any zoning change or zoning matter affecting the Property. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender. Borrower shall not permit or suffer to occur any waste on or to the Property or to any portion thereof and shall not take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of management. Borrower will not install or permit to be installed on the Premises any underground storage tank or above-ground storage tank without the written consent of Lender.

     (b)     Environmental Hazards. Borrower hereby covenants and agrees that it
             ---------------------
shall not: (i) cause or permit the presence, use, generation, manufacture, production, processing, installation, release, discharge, storage (including above and underground storage tanks for petroleum or petroleum products, but excluding small containers of gasoline used for maintenance equipment or similar purposes), treatment, handling, or disposal of any Hazardous Substances (as defined in this subsection 11(b), hereinbelow) on, under, in or about the Property, or in any way affecting the Property or the value of the Property, or which may form the basis for any present or future claim, demand or liability relating to contamination, release, exposure, cleanup or other remediation of the Property (excluding the safe and lawful use and storage of quantities of Hazardous Substances customarily used in the operation and maintenance of comparable properties); (ii) cause or permit the transportation to, from or across the Property of any Hazardous Substances or (iii) cause or exacerbate any occurrence or condition on the Property that is or may be in violation of any Environmental Law (as defined in this subsection 11(b), hereinbelow). Borrower shall take all appropriate steps to ensure compliance by all tenants and subtenants on the Property with Borrower's covenants and agreements in this subsection 11(b). The matters described in subsection 11(b), clauses (i), (ii) and (iii) above, are referred to collectively below as "Prohibited Activities or
                                                        ------------------------
Conditions."
----------

     Except with respect to any matters which have been disclosed in writing by Borrower to Lender prior to the date of this Mortgage, or matters which have been disclosed in an environmental hazard assessment report of the Property received by Lender prior to the date of this Mortgage, Borrower represents and warrants that it has not at any time caused or permitted any Prohibited Activities or Conditions and to the best of its knowledge after due inquiry, no Prohibited Activities or Conditions exist or have existed on or under the Property. Borrower shall take all appropriate steps (including but not limited to appropriate lease provisions) to prevent its employees, agents, and contractors, and all tenants and other occupants on the Property, from causing, permitting or exacerbating any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease of all or any portion of the Property for use to any tenant or subtenant that, in the ordinary course of its business, would cause, permit or exacerbate any Prohibited Activities or Conditions, and all leases and subleases shall provide that tenants and subtenants shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

     Borrower represents that it has not received and has no knowledge of the issuance of, any claim, citation or notice of any pending or threatened suits, proceeding, orders, notices of violation, or governmental inquiries, requests for information, or opinions involving the Property that allege the violation of any Environmental Law (collectively "Governmental Actions").

     Borrower shall promptly notify Lender in writing of: (i) the occurrence of any Prohibited Activity or Condition on the Premises or Improvements or both;
(ii) Borrower's actual knowledge of the presence on or under any adjoining property of any Hazardous Substances which can reasonably be expected to have a material adverse impact on the Property or the value of the Property, discovery of any occurrence or condition on the Property or any adjoining real property that could cause any restrictions on the ownership, occupancy, transferability or use of the Real Property under any Environmental Law, and Borrower shall cooperate with any governmental inquiry, and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activities or Conditions; (iii) any Governmental Action; and (iv) any claim made or threatened by any third party against Borrower, Lender, or the Property relating to loss or injury resulting from any Hazardous Substances. Any such notice by Borrower shall not relieve Borrower of, or result in a waiver of any obligation of Borrower under this subsection 11(b).

     Borrower shall promptly pay the costs of any environmental audits, studies or investigations (including but not limited to advice of legal counsel) and the removal of any Hazardous Substances from the Property required by Lender as a condition of its consent to any sale or transfer under Section 12 hereof of all
                                                        ----------
or any part of the Premises or Improvements or any transfer occurring upon a foreclosure or a deed in lieu of foreclosure or any interest therein, or required by Lender following a reasonable determination by Lender and its employees, agents and contractors to enter onto the Property for the purpose of conducting such environmental audits, studies and investigations. Any such costs and expenses incurred by Lender (including but not limited to reasonable fees and expenses of attorneys and consultants, whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to promptly pay shall become immediately due and payable and shall become additional indebtedness secured by this Mortgage.

     Borrower shall hold harmless, defend and indemnify Lender and its officers, directors, trustees, employees, and agents from and against all losses, proceedings (including but not limited to Government Actions), claims, damages, penalties, liabilities, fines, costs and expenses (including without limitation fees and expenses of attorneys and expert witnesses, sums paid in settlement of claims and any fees and expenses incurred in collecting any sums due hereunder, investigatory fees, and cleanup and remediation expenses, whether or not incurred within the context of the judicial process), arising directly or indirectly from: (i) any breach of any representation, warranty, or obligation of Borrower contained in this subsection 11(b); (ii) the presence or alleged presence of Hazardous Substances on or under the Property; (iii) any lawsuit brought or threatened, settlement reached, or Governmental Actions relating to Hazardous Substances and (iv) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous
Substances. Borrower's liability to Lender under this subsection 11(b) shall arise upon the earlier to occur of (i) the discovery of, or threat or suspected presence of any Hazardous Substances on, under or about the Real Property or
(ii) upon the institution of any action for which Borrower has agreed to indemnify Lender, and not upon the realization of loss or damage. Lender agrees that Borrower's liability created under this paragraph shall be limited to the assets of Borrower. Notwithstanding the foregoing or any provision to the contrary contained herein or in any of the other Loan Documents, the foregoing indemnity in favor of Lender shall not extend to any matters caused by Lender's gross negligence or willful misconduct.

     The  term  "Hazardous  Substances,"  for purposes of this subsection 11(b),
                 ---------------------
includes petroleum and petroleum products (excluding a small quantity of gasoline used in maintenance equipment on the Property), flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, asbestos in any form that is or could become friable, lead, radon, urea formaldehyde, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals, "hazardous materials, "toxic substances," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by any Environmental Law or regulated by any Environmental Law in any manner whatsoever, or which may have a negative impact on human health, the health of animals, or the environment. Notwithstanding the foregoing or any provision to the contrary contained herein or in any of the other Loan Documents, "Hazardous Substances" shall not include ordinary cleaning solvents and common chemicals used by owners or tenants during the ordinary cleaning and maintenance of such tenant's space in compliance with all applicable Environmental Laws.

     The  term  "Environmental  Law,"  for the purposes of this subsection 11(b)
                 ------------------
means any federal, state, or local law, ordinance or regulation or any court judgment applicable to Borrower or to the Property relating to industrial hygiene or to environmental or unsafe conditions including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Substances, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property. "Environmental Law" also shall include, but not be limited
                       -----------------
to: the Comprehensive Environmental Response, Compensation and Liability Act; the Superfund Amendment and Reauthorization Act; the Emergency Planning and Community Right-to-Know Act of 1986; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substance Control Act; the Safe Drinking Water Act, the Occupational Safety and Health Act, the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Federal Food, Drug and Cosmetic Act; the Endangered Species Act; the National Environmental Policy Act; the Rivers and Harbors Appropriation Act; the Surface Mining Control and Reclamation Act of 1977; the Oil Pollution Act of 1990, and the rules, regulations and guidance adopted with respect to the foregoing laws. The term "Environmental Law" also includes, but is not limited
                            -----------------
to, any present and future federal, state and local laws, including but not limited to common law, statutes, ordinances, rules, or regulations which: condition transfer of real property upon a negative declaration or other approval of a governmental authority or other person or entity; impose conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance or trespass or other causes of action relating to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

     The representations, warranties, covenants, agreements, indemnities and undertakings of Borrower contained in this subsection 11(b) shall be in addition to any and all other obligations and liabilities that Borrower may have to Lender under applicable law. Lender may enforce the obligations of Borrower contained in this subsection 11(b) without first resorting to or exhausting any security or collateral or without first having recourse to the Note, this Mortgage, or the other Loan Documents or security documents or any of the Property, through foreclosure proceedings or otherwise.

     Except as otherwise provided herein, the representations, warranties, covenants, agreements, indemnities and undertakings of Borrower contained in this subsection 11(b) shall continue and survive notwithstanding the satisfaction, discharge, release, assignment, termination, subordination or cancellation of this Mortgage or the payment in full of the principal of and interest on the Note and all other sums payable under the other Loan Documents or the foreclosure of this Mortgage or the tender or delivery of a deed in lieu of foreclosure or the release of any portion of the Property from the lien of this Mortgage, except with respect to any Prohibited Activities or Conditions or violation of any of the Environmental Laws which first commences and occurs after the satisfaction, discharge, release, assignment, termination or cancellation of this Mortgage following the payment in full of the principal of and interest on the Note and all other sums payable under this Mortgage and the other Loan Documents or which first commences or occurs after the actual dispossession from the entire Property of Borrower and all entities which control, are controlled by, or are under common control with Borrower (each of the foregoing persons or entities is hereinafter referred to as a "Responsible
                                                                     -----------
Party") following foreclosure of this Mortgage or acquisition of the Property by
-----
a deed in lieu of foreclosure. Nothing in the foregoing sentence shall relieve Borrower from any liability with respect to any Prohibited Activities or Conditions or violation of Environmental Laws where such Prohibited Activities or Conditions or violation of Environmental Laws commences or occurs, or is present as a result of, any act or omission by any Responsible Party or by any person or entity acting on behalf of a Responsible Party.

12.     Transfer  or Encumbrance of the Property. (a) Borrower acknowledges that
        ----------------------------------------
Lender has examined and relied on the creditworthiness, reputation and status of Borrower in agreeing to make the loan secured hereby, and that Lender will continue to rely on Borrower's ownership of the Property and as a means of maintaining the value of the Property as security for repayment of the Debt. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Property. Subject to the provisions of subsection 12(b) through 12(d) below, inclusive, without the prior written consent of Lender, except as otherwise provided herein or in any of the Loan Documents, no Borrower, nor any other person, shall, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, sell, transfer, convey, mortgage, pledge, or assign any interest in, or encumber, alienate, grant a lien in or against, or grant or enter into any easement, covenant or other agreement granting rights in or restricting the use or development of the Property or any part thereof.

     As  used  in this Section 12, "transfer" shall include, without limitation,
                       ----------   --------
(1) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; and (2) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any leases or any rents.

     (b) The occurrence of any of the foregoing transfers or other occurrences described in the foregoing subsection 12(a) shall, unless otherwise approved in writing by Lender, constitute an Event of Default (as defined below) hereunder, regardless of whether any such transfer or occurrence was caused instituted by Borrower or any other person, whereupon Lender at its option, without being required to demonstrate any actual impairment of its security or any increased risk of default hereunder, declare the Debt immediately due and payable. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property or other occurrence described in subsection 12(a) above, regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property or other occurrence described in subsection 12(a) above.

     (c) Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any sale, conveyance, alienation, mortgage, encumbrance, pledge, transfer or other transaction or event described in subsection 12(a) above related to such Borrower.

     . (d) Lender's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property or any part thereof or any other transaction or event described in subsection 12(a) above shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any attempted or purported sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property or of any direct or indirect interest in Borrower, and any other transfer described in subsection 12(a) above, if made in contravention of this Section 12, shall be null and void and
                                          ----------
of  no  force  and  effect.

13.     Estoppel  Certificates  and  No  Default  Affidavits. (a) Not  more than
        ----------------------------------------------------
twice in any twelve (12) month period provided an Event of Default has not occurred, after request by Lender, Borrower shall within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any known offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Mortgage and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

     (b) After request by Lender, Borrower shall within ten (10) days furnish Lender with a certificate reaffirming all representations and warranties of Borrower set forth herein and in the other Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes.

     (c) If the Property includes commercial property, Borrower shall deliver to Lender upon request, tenant estoppel certificates from each commercial tenant at the Property in form and substance reasonably satisfactory to Lender provided that Borrower shall not be required to deliver such certificates more frequently than one (1) time in any calendar year.

14.     Taxes on Security; Documentary  Stamps;  Intangibles  Tax.  (a) Borrower
        ---------------------------------------------------------
shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender. If there shall be enacted any law (a) deducting the Loan from the value of the Property for the purpose of taxation, (b) affecting any lien on the Property, or (c) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to Lender, on demand, all taxes, costs and charges for which Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loan usurious, then instead of collecting such payment, Lender may declare all amounts owing under the Loan Documents to be immediately due and payable. No prepayment consideration shall be imposed on any such payment.

     (b) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any. Borrower hereby agrees that, in the event that it is determined that additional documentary stamp tax or intangible tax is due hereon or any mortgage or promissory note executed in connection herewith (including, without limitation, the Note), Borrower shall indemnify and hold harmless Lender for all such documentary stamp tax and/or intangible tax, including all penalties and interest assessed or charged in connection therewith. Borrower shall pay same within ten (10) days after demand of payment from Lender and the payment of such sums shall be secured by this Mortgage and such sums shall bear interest at the Default Interest Rate (as defined in the Note) until paid in full.

     (c) Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

15.     No  Credits  on  Account  of the Debt. Borrower will not claim or demand
        -------------------------------------
or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

16.     Controlling  Agreement.  It is expressly stipulated and agreed to be the
        ----------------------
intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this section shall control every other covenant and agreement in this Mortgage and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note and all other Debt (or, if the Note and all other Debt have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum rate permitted under applicable law from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

17.     Financial  Statements.    The  financial statements heretofore furnished
        ---------------------
to Lender are, as of the dates specified therein, complete and correct and fairly present the financial condition of Borrower and any other persons or entities that are the subject of such financial statements, and are prepared in accordance with generally accepted accounting principles in the United States of America consistently applied (or such other accounting basis reasonably acceptable to Lender). Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Property or the operation thereof for its current use, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operation or business of Borrower or any other persons or entities that are the subject of such financial statements from that set forth in said financial statements.

18.     Performance  of  Other  Agreements.  Borrower  shall duly and punctually
        ----------------------------------
observe and perform each and every term, provision, condition, and covenant to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument (including all instruments comprising the Permitted Encumbrances) affecting or pertaining to the Property, and will not suffer or permit any default or event of default (giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing.

19.     Further  Acts,  Etc.  (a)  Borrower  will,  at the cost of Borrower, and
        --------------------
without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Upon foreclosure, the appointment of a receiver or any other relevant action,

Borrower will, at the cost of Borrower and without expense to Lender, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including, without limitation, such rights and remedies available to Lender pursuant to this section.

     (b)  Borrower  acknowledges  that Lender and its successors and assigns may
(i) sell this Mortgage, the Note and other Loan Documents to one or more investors as a whole loan, (ii) participate the Loan secured by this Mortgage to one or more investors, (iii) deposit this Mortgage, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses
(i)  through  (iv)  are  hereinafter  each  referred  to  as a "Secondary Market
                                                                ----------------
Transaction").  Borrower  shall  cooperate  with  Lender  in  effecting any such
-----------
Secondary  Market  Transaction.

20.     Recording  of  Mortgage,  Etc.  Upon  the execution and delivery of this
        -----------------------------
Mortgage and thereafter, from time to time, Borrower will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do.

21.     Reporting  Requirements. Borrower agrees to give prompt notice to Lender
        -----------------------
of the insolvency or bankruptcy filing of Borrower or the insolvency or bankruptcy filing of any of the Guarantors.

22.     Events of Default. The term "Event of Default" as used herein shall mean
        -----------------            ----------------
the occurrence or happening, at any time and from time to time, of any one or more of the following:

     (a) if any portion of the Debt is not paid on the date when the same is due;

     (b) if the Policies are not kept in full force and effect, or if the Policies (or the associated certificates) are not delivered to Lender upon request;

     (c) if Borrower fails to timely provide any financial or accounting report;

     (d) if Borrower suffers or permits the transfer or encumbrance of any portion of the Property in violation of Section 12 of this Mortgage, or any
                                             ----------
other  violation  of  subsection  12(a),  or  any violation of Section 9 of this
                                                               ---------
Mortgage;

     (e) if any representation or warranty of Borrower, or of any of the Guarantors, made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

     (f) if Borrower or any of the Guarantors shall make an assignment for the benefit of creditors or if Borrower shall generally not be paying its debts as they become due;

     (g) if a receiver, liquidator or trustee of Borrower or of any of the Guarantors shall be appointed or if Borrower or any of the Guarantors shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or any of the Guarantors or if any proceeding for the dissolution or liquidation of Borrower or of any of the Guarantors shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or such Guarantors, upon the same not being discharged, stayed or dismissed within sixty (60) days;

     (h) if Borrower shall be in default under any other mortgage or security agreement covering any part of the Property and otherwise permitted hereunder;

     (i) subject to Borrower's right to contest as provided herein, if the Property becomes subject to any mechanic's, materialman's, mortgage or other lien except a lien for local real estate taxes and assessments not then due and payable;

     (j) if Borrower fails to properly cure within any applicable cure period any violations of laws or ordinances which may be interpreted to materially and adversely affect the Property;

     (k) except as permitted in this Mortgage, the actual alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Lender;

     (l) damage to the Property in any manner which is not covered by insurance solely as a result of Borrower's failure to maintain insurance required in accordance with this Mortgage;

     (m) if a default or breach of any covenant, term or provision of this Mortgage, the Note or the other Loan Documents shall occur which is not otherwise enumerated herein, in the Note or in the other Loan Documents as an Event of Default;

     (n) entry of a judgment in excess of $100,000 and the expiration of any appeal rights or the dismissal or final adjudication of appeals against Borrower, not satisfied by Borrower within ninety (90) days after such expiration date;

     (p) the Mortgage shall cease to constitute a first-priority lien on the Property (other than in accordance with its terms);

     (q) seizure or forfeiture of the Property, or any portion thereof, or Borrower's interest therein, resulting from criminal wrongdoing or other unlawful action of Borrower, its Affiliates, or any tenant in the Property under any federal, state or local law; or

     (r) if, without Lender's prior written consent, Borrower ceases to continuously operate the Property or any material portion thereof as the same use that is currently permitted under applicable zoning or other local laws for any reason whatsoever (other than temporary cessation in connection with any repair or renovation thereof undertaken with the consent of Lender).

23.     Notice  and  Cure.  Notwithstanding  the  foregoing,  Lender  agrees  to
        ------------------
give to Borrower written notice as described below of (a) Borrower's failure to pay any part of the Debt when due, other than a regularly scheduled monthly payment of principal, interest revenues, escrows or other amounts, required under the Note, this Mortgage, or any other Loan Document (a "Noticed Monetary
                                                                ----------------
Default"),  (b)  a  default referred to in subsection 22(p) above (a "First Lien
-------                                                               ----------
Default")  and  (c)  a  default referred to in subsections 22(c), (h), (j), (1),
-------
(m),  (q)  or  (r)  above  (a  "Noticed  Nonmonetary Default"). Without limiting
                                ----------------------------
Lender's rights to impose a late charge for Borrower's nonpayment as provided in the Note, Borrower shall have a period of ten (10) days from its receipt of notice in which to cure a Noticed Monetary Default, shall have a period of twenty (20) days from its receipt of notice to cure a First Lien Default and shall have a period of thirty (30) days from its receipt of notice in which to cure a Noticed Nonmonetary Default, provided, however, that if such Noticed Nonmonetary Default is reasonably susceptible of cure, but not within such thirty (30) day period, then Borrower may be permitted up to an additional sixty
(60) days to cure such default provided that Borrower diligently and continuously pursues such cure. Notwithstanding the foregoing, Lender may, but shall not be required, to give notice of a Noticed Monetary Default or a recurrence of the same Noticed Nonmonetary Default more frequently than two times in any twelve-month period. A Noticed Monetary Default and/or First Lien Default and/or Noticed Nonmonetary Default shall nevertheless be an Event of Default for all purposes under the Loan Documents (including, without limitation, Lender's right to collect Default Interest and any other administrative charge set forth in the Note) except that the acceleration of the Debt or other exercise of remedies shall not be prior to the expiration of the applicable cure and/or grace periods provided in Section 22 or in this section.
                                                  ----------

24.     Remedies.  Upon the occurrence of an Event of Default and subject to any
        --------
applicable cure period, Lender may, at Lender's option, by Lender itself, or otherwise, do any one or more of the following:

     (a) Right to Perform Borrower's Covenants. If Borrower has failed to keep or perform any covenant whatsoever contained in this Mortgage or the other Loan Documents, Lender may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant; and any payment made or expense incurred in the performance or attempted performance of any such covenant, together with any sum expended by Lender that is chargeable to Borrower or subject to reimbursement by Borrower under the Loan Documents, shall be and become a part of the Debt, and Borrower promises, upon demand, to pay to Lender, at the place where the Note is payable, all sums so incurred, paid or expended by Lender, with interest from the date when paid, incurred or expended by Lender at the Default Interest Rate.

     (b) Right of Entry. Lender may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Property, or any part thereof, and take exclusive possession of the Property and of all books, records, and accounts relating thereto and to exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection, or preservation of the Property, including without limitation the right to rent the same for the account of Borrower and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by Lender in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Property and to apply the remainder of such Rents on account of the Debt in such manner as Lender may elect. All such costs, expenses, and liabilities incurred by Lender in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Borrower and shall bear interest from the date of expenditure until paid at the Default Interest Rate, all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above, Lender may invoke any and all legal remedies to dispossess Borrower, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by Lender pursuant to this subsection, Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Lender in managing the Property unless such loss is caused by the willful misconduct of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. Borrower shall and does hereby agree to indemnify Lender and any affiliate, officer, director, employee, attorney, or agent of Lender (the "Indemnified Parties") for, and to hold the Indemnified Parties harmless from, any and all liability, loss, or damage which may or might be incurred by any Indemnified Party under any such Lease or under or by reason hereof or the exercise of rights or remedies hereunder, and from any and all claims and demands whatsoever which may be asserted against any Indemnified Party by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any such Lease. Should any Indemnified Party incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at the Default Interest Rate, shall be secured hereby, and Borrower shall reimburse such Indemnified Party therefor immediately upon demand. Nothing in this subsection shall impose any duty, obligation, or responsibility upon any Indemnified Party for the control, care, management, leasing, or repair of the Property, nor for the carrying out of any of the terms and conditions of any such Lease, nor shall it operate to make any Indemnified Party responsible or liable for any waste committed on the Property by the tenants or by any other parties, for any hazardous substances or environmental conditions on or under the Property, for any dangerous or defective condition of the Property or for any negligence in the management, leasing, upkeep, repair, or control of the Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Borrower hereby assents to, ratifies, and confirms any and all actions of Lender with respect to the Property taken under this subsection.

     (c) Right to Accelerate. Lender may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Borrower and all other parties obligated in any manner whatsoever on the Debt, declare the entire unpaid balance of the Debt immediately due and payable, and upon such declaration, the entire unpaid balance of the Debt shall be immediately due and payable.

     (d) Foreclosure-Power of Sale. In the Event of a Default the Lender, its agents or assigns, shall be authorized to take possession of the premises hereby conveyed, and with or without first taking possession, after giving twenty-one days' notice, by publishing once a week for three consecutive weeks, the time, place and terms of sale, by publication in some newspaper published in the County in which the Property is located in he State of Alabama, sell the same in lots or parcels or en masse as the Lender, its agents or assigns deem best, in front of the Court House door of said County, (or division thereof) where the Property is located, at public outcry, to the highest bidder for cash, and apply the proceeds of the sale: First, to the expense of advertising, selling and conveying, including a reasonable attorney's fee; Second, to the payment of any amounts that may have been expended, or that it may then be necessary to expend, in paying insurance, taxes, or other encumbrances, with interest thereon; Third, to the payment of said indebtedness in full, whether the same shall or shall not have fully matured at the date of said sale, but no interest shall be collected beyond the date of sale; and Fourth, the balance, if any, to be turned over to the Borrower and the Borrower further agrees that the Lender, its agents or assigns may bid at said sale and purchase the Property, if the highest bidder therefor; and the Borrower further agree to pay a reasonable attorney's fee to the Lender or its assigns, for the foreclosure of this mortgage in court, should the same be so foreclosed, said fee to be a part of the debt hereby secured.

     (e) Rights Pertaining to Sales. Subject to the requirements of applicable law and except as otherwise provided herein, the following provisions shall apply to any sale or sales of all or any portion of the Property under or by virtue of subsection 23(d) above, whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

          (i) Lender may conduct any number of sales from time to time. The power of sale set forth above shall not be exhausted by any one or more such sales as to any part of the Property which shall not have been sold, nor by any sale which is not completed or is defective in Lender's opinion, until the Debt shall have been paid in full.

          (ii) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

          (iii) After each sale, Lender or an officer of any court empowered to do so shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Borrower in and to the property and rights sold and shall receive the proceeds of said sale or sales and apply the same as specified in the Note. Lender is hereby appointed the true and lawful attorney-in-fact of Borrower, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Borrower's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, Borrower hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof.

     Nevertheless, Borrower, if requested by Lender, shall ratify and confirm any such sale or sales by executing and delivering to Lender or such purchaser or purchasers all such instruments as may be advisable, in Lender's judgment, for the purposes as may be designated in such request.

          (iv) Any and all statements of fact or other recitals made in any of the instruments referred to in subsection 23(e)(iii) above given by Lender shall be taken as conclusive and binding against all persons as evidence of the truth of the facts so stated and recited.

          (v) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Borrower to the fullest extent permitted by applicable law.

          (vi) Upon any such sale or sales, Lender may bid for and acquire the Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Debt the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder, and any other sums which Lender is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

          (vii) Upon any such sale, it shall not be necessary for Lender or any public officer acting under execution or order of court to have present or constructively in its possession any of the Property.

     (f) Lender's Judicial Remedies. Lender may proceed by suit or suits, at law or in equity, to enforce the payment of the Debt to foreclose the liens and security interests of this Mortgage as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to Lender under this Mortgage or the other Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies and shall not bar any available non-judicial remedy of Lender.

     (g) Lender's Right to Appointment of Receiver. Lender, as a matter of right and without (i) regard to the sufficiency of the security for repayment of the Debt, (ii) notice to Borrower, (iii) any showing of insolvency, fraud, or mismanagement on the part of Borrower, (iv) the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, and
(v) regard to the then value of the Property, shall be entitled to the appointment of a receiver or receivers for the protection, possession, control, management and operation of the Property, including, without limitation, the power to collect the Rents and enforce this Mortgage. In the case of a sale and deficiency, such right shall continue during the full statutory period of redemption (if any), whether there be a redemption or not, as well as during any further times when Borrower, except for the intervention of such receiver, would be entitled to collection of such Rents. Borrower hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

     (h) Lender's Uniform Commercial Code Remedies. Lender may exercise its rights of enforcement under the Uniform Commercial Code in effect in the state in which the Property is located.

     (i) Other Rights. Lender (i) may surrender the Policies maintained pursuant to this Mortgage or any part thereof, and upon receipt shall apply the unearned premiums as a credit on the Debt, and, in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such premiums; and (ii) may apply the Tax and Insurance Escrow Fund and/or the Replacement Reserve Fund and any other funds held by Lender toward payment of the Debt; and (iii) shall have and may exercise any and all other rights and remedies which Lender may have at law or in equity, or by virtue of any of the Loan Documents, or otherwise.

     (j) Discontinuance of Remedies. In case Lender shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Lender shall have the unqualified right so to do and, in such event, Borrower and Lender shall be restored to their former positions with respect to the Debt, the Loan Documents, the Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

     (k) Remedies Cumulative. All rights, remedies, and recourses of Lender granted in the Note, this Mortgage and the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Borrower, the Property, or any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive;
(v) shall not be conditioned upon Lender exercising or pursuing any remedy in relation to the Property prior to Lender bringing suit to recover the Debt; and
(vi) in the event Lender elects to bring suit on the Debt and obtains a judgment against Borrower prior to exercising any remedies in relation to the Property, all liens and security interests, including the lien of this Mortgage, shall remain in full force and effect and may be exercised thereafter at Lender's option.

     (l) Election of Remedies. Lender may release, regardless of consideration, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Mortgage or the other Loan Documents or affecting the obligations of Borrower or any other party to pay the Debt. For payment of the Debt, Lender may resort to any collateral securing the payment of the Debt in such order and manner as Lender may elect. No collateral taken by Lender shall in any manner impair or affect the lien or security interests given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

     (m) Bankruptcy Acknowledgment. In the event the Property or any portion thereof or any interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, then Lender shall immediately become entitled, in addition to all other relief to which Lender may be entitled under this Mortgage, to obtain (i) an order from the Bankruptcy Court or other appropriate court granting immediate relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code so to permit Lender to
                    ------------
pursue its rights and remedies against Borrower as provided under this Mortgage and all other rights and remedies of Lender at law and in equity under applicable state law, and (ii) an order from the Bankruptcy Court prohibiting Borrower's use of all "cash collateral" as defined under Section 363 of the
                                                              -----------
Bankruptcy Code. In connection with such Bankruptcy Court orders, Borrower shall not contend or allege in any pleading or petition filed in any court proceeding that Lender does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by Borrower to stay, condition, or inhibit Lender from exercising its remedies are hereby admitted by Borrower to be in bad faith and Borrower further admits that Lender would have just cause for relief from the automatic stay in order to take such actions authorized under state law.

     (n) Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Mortgage, or the proceeds from the surrender of any insurance policies pursuant hereto, or any Rents collected by Lender from the Property, or the Tax and Insurance Escrow Fund or the Replacement Reserve Fund or sums received pursuant to Section 7 hereof, or proceeds from insurance
                                    ---------
which  Lender elects to apply to the Debt pursuant to Section 3 hereof, shall be
                                                      ---------
applied  by  Lender  to the Debt in the following order and priority: (i) to the payment of all expenses of advertising, selling, and conveying the Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums or other sums including reasonable attorneys' fees and a reasonable fee or commission to Lender, not to exceed five percent of the proceeds thereof or sums so received and, in no event, in excess of any limitation imposed by applicable law; (ii) to that portion, if any, of the Debt with respect to which no person or entity has personal or entity liability for payment (the "Exculpated Portion"), and with respect to the Exculpated Portion as follows:
---------------------
first, to accrued but unpaid interest, second, to matured principal, and third, to unmatured principal in inverse order of maturity; (iii) to the remainder of the Debt as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Debt, and third, to prepayment of the unmatured portion, if any, of principal of the Debt applied to installments of principal in inverse order of maturity; (iv) the balance, if any or to the extent applicable, remaining after the full and final payment of the Debt to the holder or beneficiary of any inferior liens covering the Property, if any, in order of the priority of such inferior liens (Lender shall hereby be entitled to rely exclusively on a commitment for title insurance issued to determine such priority); and (v) the cash balance, if any, to the person or persons entitled thereto. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Debt like any other payment. The balance of the Debt remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note and the other Loan Documents.

25.     Security  Agreement.  This  Mortgage  is  both  a real property mortgage
        --------------------
or Mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. For the purposes of this Section 25, Borrower shall be referred to as "Debtor" and Lender shall be referred to as "Secured Party." The Property
        ------                                      -------------
includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Debtor in the Property. Debtor by executing and delivering this Mortgage has granted and hereby grants to Secured Party, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called in this section the "Collateral"). Debtor hereby agrees with Secured Party to
                        ----------
execute and deliver to Secured Party, in form and substance satisfactory to Secured Party, such financing statements and such further assurances as Secured Party may from time to time, reasonably consider necessary to create, perfect, and preserve Secured Party's security interest herein granted. This Mortgage shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code. All or part of the Property are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Mortgage. If an Event of Default shall occur, Secured Party, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Secured Party may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Secured Party, Debtor shall at its expense assemble the Collateral and make it available to Secured Party at a convenient place acceptable to Secured Party. Debtor shall pay to Secured Party on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Secured Party in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Secured Party with respect to the Collateral sent to Debtor in accordance with the provisions hereof at least ten
(10) days prior to such action, shall constitute commercially reasonable notice to Debtor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Secured Party to the payment of the Debt in such priority and proportions as Secured Party in its discretion shall deem proper. In the event of any change in name, identity or structure of any Debtor, such Debtor shall notify Secured Party thereof and promptly after request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Secured Party's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Secured Party shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Debtor shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Secured Party shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Debtor's obligations under the Note, this Mortgage and the other Loan Documents. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Secured Party, as Debtor's attorney-in-fact, in connection with the Collateral covered by this Mortgage. Notwithstanding the foregoing, Debtor shall appear and defend in any action or proceeding which affects or purports to affect the Property and any interest or right therein, whether such proceeding affects title or any other rights in the Property (and in conjunction therewith, Debtor shall fully cooperate with Secured Party in the event Secured Party is a party to such action or proceeding).

26.     Right of Entry.  In  addition  to  any  other rights or remedies granted
        --------------
under this Mortgage, Lender and its agents shall have the right to enter and inspect the Property and Borrower's place of business, including its financial and accounting records, and to make copies and take extracts therefrom, and to discuss its affairs, finances and business with its officers and independent public accountants (with such Borrower's representative(s) present) at any reasonable time during the term of the Loan and as often as may be reasonably requested upon prior notice and subject to the rights of the tenants at the Property. The cost of such inspections or audits shall be borne by Borrower should Lender determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Lender. The cost of such inspections, if not paid for by Borrower following demand, may be added to the principal balance of the sums due under the Note and this Mortgage and shall bear interest thereafter until paid at the Default Interest Rate.

27.     Actions  and  Proceedings.  Lender has the right to appear in and defend
        -------------------------
any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property. Lender shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

28.     Waiver  of Setoff and Counterclaim, Marshalling, Statute of Limitations,
        ------------------------------------------------------------------------
Automatic  or  Supplemental  Stay, Etc. (a) All amounts due under this Mortgage,
---------------------------------------
the  Note  and  the  other  Loan  Documents  shall  be  payable  without setoff,
--
counterclaim (other than compulsory counterclaims) or any deduction whatsoever. Borrower hereby waives the right to assert a setoff, counterclaim or deduction in any action or proceeding in which Lender is a participant, or arising out of or in any way connected with this Mortgage, the Note, any of the other Loan Documents, or the Debt.

     (b) Borrower hereby expressly, irrevocably, and unconditionally waives and releases, to the extent permitted by law (i) the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling, sale in the inverse order of alienation, or any other right to direct in any manner the order or sale of any of the Property in the event of any sale hereunder of the Property or any part thereof or any interest therein; (ii) any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law; (iii) all benefits that might accrue to Borrower by virtue of any present or future law exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; and (iv) all notices of any Event of Default except as expressly provided herein or of Lender's exercise of any right, remedy, or recourse provided for under the Loan Documents.

     (c) To the extent permitted by applicable law, Lender's rights hereunder shall continue even to the extent that a suit for collection of the Debt, or part thereof, is barred by a statute of limitations. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt.

     (d) In the event of the filing of any voluntary or involuntary petition under the U.S. Bankruptcy Code (the "Bankruptcy Code") by or against Borrower (other than an involuntary petition filed by or joined in by Lender), Borrower shall not assert, or request any other party to assert, that the automatic stay under Section 362 of the Bankruptcy Code shall operate or be interpreted to
       ------------
stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Mortgage, or any other rights that Lender has, whether now or hereafter acquired, against any of the Guarantors of the Debt. Further, Borrower shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code
                                              -----------
or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Mortgage against any of the Guarantors of the Debt. The waivers contained in this section are a material inducement to Lender's willingness to enter into this Mortgage and Borrower acknowledges and agrees that no grounds exist for equitable relief which would bar, delay or impede the exercise by Lender of Lender's rights and remedies against Borrower or any of the Guarantors of the Debt.

29.     Contest  of  Certain  Claims.  Notwithstanding the provisions of Section
        ----------------------------                                     -------
4  and  subsection 22(i) hereof, Borrower shall not be in default for failure to
--
pay or discharge Taxes, Other Charges or mechanic's or materialman's lien asserted against the Property if, and so long as, (a) Borrower shall have notified Lender of same within five (5) days of obtaining knowledge thereof; (b) Borrower shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Property or any part thereof, to satisfy the same; (c) Borrower shall have furnished to Lender a cash deposit, or an indemnity bond satisfactory to Lender with a surety satisfactory to Lender, in the amount of the Taxes, Other Charges or mechanic's or materialman's lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Property or any part thereof; (d) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes, Other Charges or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (e) the failure to pay the Taxes, Other Charges or mechanic's or materialman's lien claim does not constitute a default under any other Mortgage, mortgage or security interest covering or affecting any part of the Property; and (f) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay (and if Borrower shall fail so to do, Lender may, but shall not be required to, pay or cause to be discharged or bonded against) any such Taxes, Other Charges or claim notwithstanding such contest, if in the opinion of Lender, the Property or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, canceled or lost. Lender may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

30.     Recovery  of  Sums Required to Be Paid. Lender shall have the right from
        --------------------------------------
time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

31.     Handicapped  Access.  (a)     Borrower agrees that the Property shall at
        -------------------
all times comply in all material respects with applicable requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of

1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively "Access Laws").
                                            ------------

     (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. Lender may condition any such approval upon receipt of a certificate from an architect, engineer, or other person acceptable to Lender of compliance with Access Laws.

     (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

32.     Indemnification; Limitation of Liability. (a) Unless caused solely by an
        ----------------------------------------
Indemnified Party's gross negligence or willful misconduct, Borrower shall protect, defend, indemnify and save harmless the Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against any Indemnified Party by reason of (i) ownership of the Mortgage, the Property or any interest therein or receipt of any rents; (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(iv) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (v) any actions taken by any Indemnified Party in the enforcement of this Mortgage and the other Loan Documents; (vi) any failure to act on the part of any Indemnified Party hereunder; (vii) the payment or nonpayment of any brokerage commissions to any party in connection with the transaction contemplated hereby; and (viii) the failure of Borrower to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Mortgage, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Mortgage is made;
(ix) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substances on, from, or affecting the Property or any other property; (x) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substances; (xi) any lawsuit brought or threatened, settlement reached, or Government Action relating to such Hazardous Substances; or, (xii) any violation of laws, orders, regulations, requirements, or demands of government authorities, which are based upon or in any way related to such Hazardous Substances including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses; provided, however, that notwithstanding the foregoing (ix) through (xii), in the event of a foreclosure of the Property or deed-in-lieu of foreclosure, Borrower shall not be liable for any claim arising thereunder to the extent the condition, event or circumstance giving rise to such claim did not exist or take place on or prior to, and instead first occurs and arises after the date that Lender takes title to the Property by foreclosure or deed-in-lieu of foreclosure. Any amounts payable to an Indemnified Party by reason of the application of this section shall become immediately due and payable and shall bear interest at the Default Interest Rate from the date loss or damage is sustained by such Indemnified Party until paid.

     (b) Neither Lender, nor any affiliate, officer, director, employee, attorney, or agent of Lender, shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Mortgage or any of the other Loan Documents, or any of the transactions contemplated by this Mortgage or any of the other Loan Documents, other than the gross negligence or willful misconduct of a Lender. Borrower hereby waives, releases, and agrees not to sue Lender or any of Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Mortgage or any of the other Loan Documents, or any of the transactions contemplated by this Mortgage or any of the transactions contemplated hereby except to the extent same is caused by the gross negligence or willful misconduct of a Lender.

33.     Notices.     Any  notice,  demand,  statement,  request  or consent
        -------
(collectively,  "Notice")  made  hereunder shall be in writing, addressed to the
                 ------
address, as set forth above, of the party to whom such notice is to be given, or to such other address as Borrower or Lender, as the case may be, shall designate in writing; provided, however, that, notwithstanding that Borrower may consist of more than one person or entity with different addresses, Lender shall only be required to send one Notice to a single address (the "Central Address") for all
                                                       ---------------
entities and/or persons comprising Borrower, which address shall be designated in written notice to Lender by Borrower from time to time, and is initially designated as Deer Valley Homebuilders, Inc., 205 Carriage Street, Guin, Alabama 35563, as the Central Address. Any Notice shall be deemed to be received by the addressee on (i) the day such notice is personally delivered to such addressee,
(ii) the third (3rd) day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, (iii) the day following the day on which such notice is delivered to a nationally recognized overnight courier delivery service, or (iv) the day facsimile transmission is confirmed after transmission of such notice by telecopy to such telecopier number as Borrower or Lender, as the case may be, shall have previously designated in writing.

34.     Authority.  (a) Borrower has full power, authority and right to execute,
        ---------
deliver and perform its obligations pursuant to this Mortgage, and to give, grant, bargain, sell, alien, convey, confirm, warrant, pledge, and assign the Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Borrower's part to be performed; and (b) Borrower represents and warrants that Borrower is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations.

35.     Waiver  of Notice.  Borrower  shall  not  be  entitled to any notices of
        -----------------
any nature whatsoever from Lender except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Lender to Borrower. Specifically, but without limitation, Borrower hereby waives to the maximum extent permitted by applicable law; (a) notice of acceptance hereof and of any action taken or omitted in reliance hereon, and (b) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof or notice or demand.

36.     Remedies  of Borrower. In the event that a claim or adjudication is made
        ---------------------
that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the other Loan Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment. Notwithstanding the foregoing, in the event of an overpayment by Borrower of amounts paid to Lender under the Loan Documents, Borrower shall be entitled to reimbursement of such overpayments.

37.     Sole  Discretion  of  Lender.  Whenever pursuant to this Mortgage or the
        ----------------------------
other Loan Documents, Lender exercises any right given to it to consent, approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to consent, approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein. Notwithstanding anything to the contrary contained herein, it shall be understood and agreed that any such consent, approval, or disapproval may be conditioned, among other things, upon Lender obtaining confirmation by the Rating Agencies that the action or other matter subject to Lender's consent, approval, or disapproval shall not adversely affect the rating of any securities issued or to be issued in connection with any Secondary Market Transaction, notwithstanding that such condition may not be expressly set forth in the provision or provisions of the Loan Documents which require that Lender's consent be obtained.

38.     Non-Waiver.  The  failure of Lender to insist upon strict performance of
        -----------
any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Borrower shall not be relieved of Borrower's obligations hereunder by reason of
(a) the failure of Lender to comply with any request of Borrower or Guarantors to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage, or the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclosure this Mortgage. The rights and remedies of Lender under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

39.     Liability.  All  covenants,  obligations  and  liabilities  of  Borrower
        ---------
hereunder shall be the joint and several covenants, obligations and liabilities of each Borrower and each entity making up Borrower. Any default by any such entity shall be deemed a default by all such entities and Borrower. The obligations contained herein shall be read to apply to the individual entities comprising Borrower when the context so requires but a breach of any obligation hereunder shall be deemed a breach by all such entities and Borrower, entitling Lender to exercise all of its rights and remedies hereunder and under the other Loan Documents and under applicable law. Subject to the provisions hereof requiring Lender's consent to any transfer of the Property, this Mortgage shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

40.     Inapplicable Provisions.  If  any  term,  covenant  or condition of this
        -----------------------
Mortgage is held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

41.     Headings,  Etc.  The  headings  and captions of various sections of this
        ---------------
Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

42.     Counterparts.  This  Mortgage  may  be  executed  in  any  number  of
        ------------
counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

43.     Definitions.  Unless  the context clearly indicates a contrary intent or
        -----------
unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Borrower" shall
                                                                 --------
mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and
                                                  ------
any subsequent holder of the Note," the word "Debt" shall mean "the Note and any
                                              ----
other  evidence  of  indebtedness  secured  by this Mortgage," the word "person"
                                                                         ------
shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Property" shall include any portion of the Property and any interest
        --------
therein  and  the  words  "attorneys' fees" shall include any and all attorneys'
                           ---------------
fees, paralegal and law clerk fees, including, but not limited to, fees at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property and Collateral and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

44.     Homestead.  Borrower  hereby  waives  and  renounces  all  homestead and
        ---------
exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Premises as against the collection of the Debt, or any part hereof.

45.     Assignments.  Lender  shall  have  the  right  to assign or transfer its
        -----------
rights under this Mortgage and the other Loan Documents without limitation, including, without limitation, the right to assign or transfer its rights to a servicing agent. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Mortgage and the other Loan Documents.

46.     Survival  of  Obligations;  Survival  of Warranties and Representations.
        -----------------------------------------------------------------------
Each and all of the covenants, obligations, representations and warranties of Borrower shall survive the execution and delivery of the Loan Documents and the transfer or assignment of this Mortgage (including, without limitation, any transfer of the Mortgage by Lender of any of its rights, title and interest in and to the Property to any party, whether or not affiliated with Lender), and shall also survive the entry of a judgment of foreclosure, sale of the Property by non-judicial foreclosure or deed in lieu of foreclosure and satisfaction of the Debt.

47.     Covenants  Running with the Land. All covenants, conditions, warranties,
        --------------------------------
representations and other obligations contained in this Mortgage and the other Loan Documents are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Property until the lien of this Mortgage has been fully released by Lender.

48.     Governing  Law; Jurisdiction. THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS
        ----------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE IN WHICH THE PROPERTY IS LOCATED IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THIS MORTGAGE.

49.     Time.  Time  is  of  the  essence  in  this  Mortgage and the other Loan
        ----
Documents.

50.     No  Third-Party  Beneficiaries.  The provisions of this Mortgage and the
        ------------------------------
other Loan Documents are for the benefit of Borrower and Lender and shall not inure to the benefit of any third party (other than any successor or assignee of Lender). This Mortgage and the other Loan Documents shall not be construed as creating any rights, claims or causes of action against Lender or any of its officers, directors, agents or employees in favor of any party other than Borrower including but not limited to any claims to any sums held in the Tax and Insurance Escrow Fund or the Replacement Reserve Fund.

51.     Relationship  of  Parties.  The  relationship  of Lender and Borrower is
        -------------------------
solely that of creditor and debtor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Documents shall be construed to be other than that of debtor and creditor. Borrower represents and acknowledges that the Loan Documents do not provide for any shared appreciation rights or other equity participation interest.

52.     Investigations.  Any  and all representations, warranties, covenants and
        --------------
agreements made in this Mortgage (and/or in other Loan Documents) shall survive any investigation or inspection made by or on behalf of Lender.

53.     Waiver  of Right to Trial by Jury. BORROWER AND LENDER AND EACH OF THEIR
        ---------------------------------
RESPECTIVE PARTNERS, MEMBERS, MANAGERS AND SHAREHOLDERS, IF ANY (EACH FOR HIMSELF IF MORE THAN ONE): (A) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER THIS NOTE, THE MORTGAGE AND/OR ANY OTHER LOAN DOCUMENTS TRIABLE BY A JURY, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO(i) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN LENDER AND BORROWER;(ii) USURYOR PENALTIES OR DAMAGES THEREFOR;(iii) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP);(iv) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE;(v) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR(vi) SLANDER, LIBEL OR DAMAGE TO REPUTATION; AND (B) WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF THE RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND
VOLUNTARILY BY AND WITH THE OPPORTUNITY TO HAVE BENEFIT OF COMPETENT LEGAL COUNSEL, BY BORROWER AND LENDER AND EACH RESPECTIVE PARTNER, MEMBER, MANAGER AND SHAREHOLDER, IF ANY, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. BORROWER AND EACH PARTNER, MEMBER, MANAGER AND SHAREHOLDER OF BORROWER, IF ANY, HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER OR ANY PARTNER, MEMBER, MANAGER OR SHAREHOLDER OF BORROWER, THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION.

54.     Expenses  and  Attorneys'  Fees.  Borrower  agrees  to  promptly pay all
        -------------------------------
reasonable fees, costs and expenses incurred by Lender in connection with any matters contemplated by or arising out of this Mortgage and the Loan Documents, including the following, and all such fees, costs and expenses shall be part of the Debt, payable on demand: (i) reasonable fees, costs and expenses (including reasonable attorneys' fees, and other professionals retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (ii) reasonable fees, costs and expenses (including reasonable attorneys' fees and other professionals retained by Lender) incurred in connection with the administration of the Loan Documents and the loan and any amendments, modifications and waivers relating thereto; and (iii) reasonable fees, costs and expenses (including attorneys' fees and fees of other professionals retained by Lender) incurred in any action to enforce this Mortgage or the other Loan Documents or to collect, upon Default hereunder or under the other Loan Documents, any payments due from Borrower under this Mortgage, the Note or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Mortgage, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise.

55.     Amendments  and  Waivers.  Except  as  otherwise  provided  herein,  no
        ------------------------
amendment, modification, termination or waiver of any provision of this Mortgage, the Note or any other Loan Document, or consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and any other party to be charged. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

56.     Sophisticated  Parties;  Reasonable Terms. Borrower represents, warrants
        -----------------------------------------
and acknowledges that (i) Borrower is a sophisticated company familiar with transactions of this kind, and (ii) Borrower has entered into this Mortgage and the other Loan Documents after conducting its own assessment of the alternatives available to them in the market, and after lengthy negotiations in which they have been represented by legal counsel of their choice. Borrower also acknowledges and agrees that the rights of Lender under this Mortgage and the other Loan Documents are reasonable and appropriate, taking into consideration all of the facts and circumstances including without limitation the quantity of the loan secured by this Mortgage, the nature of the Deed of Property, and the risks incurred by Lender in this transaction.

     Borrower has executed this instrument as of the day and year first above written.


                         BORROWER:
                         Deer Valley Homebuilders, Inc.,
                         An  Alabama  corporation


                         By: /s/ Joel Logan
                             -------------------------------
                             Joel  Logan,  President

                                (CORPORATE SEAL)

                                 ACKNOWLEDGMENTS

STATE  OF  ALABAMA     )
                       )
COUNTY  OF             )
          ------------

     BEFORE ME, a Notary Public, in and for said County and State, personally appeared Joel Logan, the President of Deer Valley Homebuilders, Inc., an Alabama corporation, who acknowledged that he did sign the foregoing instrument on behalf of said corporation and that the same is the voluntary act and deed of said corporation.

     IN  TESTIMONY  WHEREOF,  I  have  hereunto set my hand and official seal at
            ,                this         day  of              ,  2006.
------------   ------------        -----           ------------


                              --------------------------------------
                              Notary  Public
(official  seal)

                                   My Commission expires:
                                                          --------------------

                                    EXHIBIT A
                                LEGAL DESCRIPTION